Other Non-Operating (Expense) Income	12 Months Ended
Dec. 31, 2017
Other Nonoperating Income (Expense) [Abstract]
Other Non-Operating (Expense) Income
OTHER NON-OPERATING INCOME (EXPENSE)
A summary of non-operating income (expense) is as follows:

	Year Ended December 31
(in thousands)	2017	2016	2015
Foreign currency gain (losses), net	$3,310	$(39,890)	$(15,564)
Net (loss) gain on sales of businesses	(569)	18,931	(23,335)
Net losses on sales or write-downs of cost method investments	(184)	(28,571)	(1,124)
Gain on sale of property, plant and equipment	—	34,072	21,379
Gain on formation of a joint venture	—	3,232	5,972
Gain on sale of Classified Ventures	—	—	4,827
Net losses on sales or write-down of marketable equity securities	—	(1,791)	(14)
Other, net	1,684	1,375	(764)
Total Other Non-Operating Income (Expense)	$4,241	$(12,642)	$(8,623)

In the third quarter of 2016, the Company recorded an impairment of $15.0 million to the preferred equity interest in a vocational school company. In the fourth quarter of 2016, an additional $12.0 million impairment was recorded.
In the second quarter of 2016, the Company sold the remaining portion of the Robinson Terminal real estate retained from the sale of the Publishing Subsidiaries, for a gain of $34.1 million.
In June 2016, Residential contributed assets to a joint venture entered into with a Michigan hospital in exchange for a 40% equity interest and other assets, resulting in a $3.2 million gain (see Note 3). The Company used an income and market approach to value the equity interest. The measurement of the equity interest in the joint venture is classified as a Level 3 fair value assessment due to the significance of unobservable inputs developed in the determination of the fair value.
In the first quarter of 2016, Kaplan sold Colloquy, which was part of Kaplan corporate and other, for a gain of $18.9 million.
In the fourth quarter of 2015, the Company sold a portion of the Robinson Terminal real estate remaining from the sale of the Publishing Subsidiaries, for a gain of $21.4 million.
In the third quarter of 2015, Kaplan sold the KHE Campuses business, and Franklyn Scholar, which was part of Kaplan International, for a total loss of $26.3 million.
In the second quarter of 2015, the Company sold The Root and Kaplan sold two small businesses for a total gain of $2.9 million.
In the second quarter of 2015, the Company benefited from a favorable $4.8 million out of period adjustment to the gain on the sale of Classified Ventures related to the fourth quarter of 2014. With respect to this error, the Company has concluded that it was not material to the Company’s financial position or results of operations for 2015 and the related interim period, based on its consideration of quantitative and qualitative factors.
In January 2015, Celtic contributed assets to a joint venture entered into with AHN in exchange for a 40% equity interest, resulting in the Company recording a $6.0 million gain (see Note 3). The Company used an income and market approach to value the equity interest. The measurement of the equity interest in the joint venture is classified as a Level 3 fair value assessment due to the significance of unobservable inputs developed in the determination of the fair value.